POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED OCTOBER 14, 2010 TO THE PROSPECTUS
DATED AUGUST 31, 2010 OF:

PowerShares Buyback AchieversTM Portfolio
PowerShares Dividend AchieversTM Portfolio
PowerShares Financial Preferred Portfolio
PowerShares High Yield Equity Dividend AchieversTM Portfolio
PowerShares International Dividend AchieversTM Portfolio

The paragraph of the section titled "Summary Information—PowerShares Financial Preferred Portfolio—Principal Risks of Investing in the Fund—Non-Correlation Risk" is hereby deleted and replaced with the following:

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints. For example, because the Fund's Underlying Index does not meet the diversification requirements set forth in the Internal Revenue Code relating to regulated investment companies, the Fund may not be able to invest in all of the stocks comprising its Underlying Index in proportion to their weightings in the Underlying Index at all times.

P-PS-STK-1 10/14/10

Please Retain This Supplement For Future Reference.